UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 23, 2015 (June 17, 2015)

AXIALL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-09753	58-1563799
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Abernathy Road, Suite 1200, Atlanta, GA	30328
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (770) 395 - 4500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01.             Material Agreements

As previously announced, on June 17, 2015, Eagle US 2 LLC (“Eagle”), a wholly owned subsidiary of Axiall Corporation (the “Company”), entered into an amended and restated limited liability company agreement (the “JV Agreement”) with Lotte Chemical USA Corporation (“Lotte”) related to the formation of LACC, LLC (the “JV Company”), which is a joint venture between Eagle and Lotte to design, build and operate a 1.0 million metric tons per annum ethane cracker facility and related assets in Lake Charles, Louisiana (the “Plant”).  If the boards of directors of both the Company and Lotte reach a final investment decision prior to the end of 2015 with respect to the construction of the Plant, the Plant’s anticipated start-up date would be the end of 2018.

Pursuant to a contribution and subscription agreement, dated as of June 17, 2015 (the “Contribution Agreement”), among the Company, Eagle and the JV Company, Eagle has agreed to make a maximum capital commitment to the JV Company of up to $225,000,000 to fund the construction costs of the Plant, subject to certain conditions, including the boards of directors of both the Company and Lotte reaching a final investment decision with respect to the construction of the Plant.  Eagle will make capital contributions to the JV Company as costs related to the construction of the Plant are incurred, subject to an annual cap of $50 million, with the balance of any unfunded portion of Eagle’s capital commitment necessary to satisfy construction costs to be contributed to the JV Company by the end of 2019.

Eagle and Lotte also entered into a call option agreement, dated as of June 17, 2015 (the “Call Option Agreement” and, together with the JV Agreement and Contribution Agreement, the “Transaction Agreements”), pursuant to which Eagle has the right, but not the obligation, until the third anniversary of the substantial completion of the Plant, to acquire up to 50% of the interests of the JV Company from Lotte.  The purchase price of any additional interests in the JV Company will be equal to (a) Lotte’s capital contributions in excess of 50% of the construction costs incurred to construct the Plant, plus (b) Lotte’s actual financing cost related to such excess, plus (c) an additional margin.

The Company estimates that if it was buying ethylene under the JV Agreement (assuming only the $225 million investment and the impact of the offtake agreement) the combined savings would reduce the Company’s ethylene cost by more than 10% as compared to the Company’s current supply portfolio.

The board of members of the JV Company shall initially consist of six members.  Under the terms of the JV Agreement, Eagle is currently entitled to designate one member of the JV Company board of members, but will have the right to designate additional members as its level of ownership interest in the JV Company increases to certain specified thresholds.  If Eagle’s ownership interest in the JV Company exceeds a specified threshold, it will have consent rights on certain joint venture decisions.

The foregoing summary descriptions of the Transaction Agreements and the transactions contemplated thereby do not purport to be complete and are subject to and qualified in their entirety by reference to the JV Agreement, Contribution Agreement and Call Option Agreement, copies of which are attached hereto as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, and the terms of which are incorporated herein by reference.

Cautionary Statements About Forward-Looking Information

This Current Report on Form 8-K contains certain statements relating to future events and our intentions, beliefs, expectations, and predictions for the future. Any such statements other than statements of historical fact are forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. Words or phrases such as “anticipate,” “believe,” “plan,” “estimate,” “project,” “may,” “will,” “intend,” “target,” “expect,” “would” or “could” (including the negative variations thereof) or similar terminology used in connection with any discussion of future plans, actions or events generally identify forward-looking statements. These statements relate to, among other things: (i) the anticipated timing of an investment decision regarding the possible construction of an ethane cracker for producing ethylene; (ii) the estimated length of time it would take to construct the proposed ethane cracker, as well as when that construction may begin; (iii) the anticipated benefits to the Company of an investment in the proposed ethane cracker; (iv) the amount of the Company’s future ethylene requirements that may be acquired by the Company at producer-based economics, and the anticipated benefits of acquiring such ethylene at producer-based economics and (v) other statements of expectations concerning matters that are not historical facts. These statements are based on the current expectations of our management. There are a number of risks and uncertainties that could cause our actual results and timing to differ materially from the forward-looking statements included in this Current Report on Form 8-K. These risks and uncertainties include, among other things: (i) uncertainties caused by volatility in energy and feedstock markets, including future prices, industry capacity levels and demand for the Company’s products, raw materials and energy costs and availability, and feedstock availability and prices, including without limitation, the future market prices for ethylene; (ii) the current and future state of the engineering, procurement and construction-labor market in the U.S. Gulf Coast; (iii) the inability of Lotte to obtain the approval from its Board of Directors necessary for Lotte’s investment in, and the construction of, the proposed ethane cracker and related MEG plant; (iv) the Company’s inability to: (a) negotiate the terms and conditions of various other agreements with Lotte on commercially acceptable terms or at all; (b) complete the permitting process and obtain other governmental approvals for the proposed ethane cracker in a timely manner or at all; (c) fund or obtain financing for its capital investment in the proposed ethane cracker on commercially acceptable terms or at all; or (d) obtain the approval of its Board of Directors necessary for it to make the investment in the proposed ethane cracker, or of the financing necessary to fund any such investment; and (v) uncertainties regarding changes in governmental and environmental regulations and the costs and operating restrictions associated with compliance therewith, the adoption of new laws or regulations that may make it more difficult or expensive to operate the Company’s businesses or manufacture its products, the Company’s ability to generate sufficient cash flows from its business, future economic conditions in the specific industries to which its products are sold, and global economic conditions.

In light of these risks, uncertainties, assumptions, and factors, the forward-looking events discussed in this Current Report on Form 8-K may not occur. Other unknown or unpredictable factors could also have a material adverse effect on the Company’s actual future results, performance, or achievements. For a further discussion of these and other risks and uncertainties applicable to the Company and its business, see the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, and subsequent filings with the U.S. Securities and Exchange Commission. As a result of the foregoing, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. The Company does not undertake, and expressly disclaims, any duty to update any forward-looking statement whether as a result of new information, future events, or changes in its expectations, except as required by law.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit
Number	Description

10.1*	Amended and Restated Limited Liability Company Agreement of LACC, LLC, dated as of June 17, 2015

10.2	Contribution and Subscription Agreement, dated as of June 17, 2015, by and among Eagle US 2 LLC, Axiall Corporation and LACC, LLC

10.3	Call Option Agreement, dated as of June 17, 2015, by and between Eagle US 2 LLC and Lotte Chemical USA Corporation

*  Pursuant to a request for confidential treatment, portions of this exhibit have been redacted from the publicly filed document and have been furnished separately to the Securities and Exchange Commission as required by Rule 24b-2 under the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXIALL CORPORATION

	By:	/s/ Timothy Mann, Jr.
Name: Timothy Mann, Jr.
Title: Executive Vice President, General Counsel and Secretary

Date: June 23, 2015

EXHIBIT INDEX

Exhibit
Number	Description

10.1*	Amended and Restated Limited Liability Company Agreement of LACC, LLC, dated as of June 17, 2015

10.2	Contribution and Subscription Agreement, dated as of June 17, 2015, by and among Eagle US 2 LLC, Axiall Corporation and LACC, LLC

10.3	Call Option Agreement, dated as of June 17, 2015, by and between Eagle US 2 LLC and Lotte Chemical USA Corporation

*  Pursuant to a request for confidential treatment, portions of this exhibit have been redacted from the publicly filed document and have been furnished separately to the Securities and Exchange Commission as required by Rule 24b-2 under the Securities Exchange Act of 1934.